SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) August 14, 1997


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



         Delaware                       0-21605                  25-1669404
     (State or other              (Commission File Number)     (IRS Employer
 jurisdiction of incorporation)                              Identification No.)




        Main at Water Street -  Coudersport, PA         16915
       (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830

Item 5.           Other Events

On August 14, 1997 Adelphia Communications, Inc. ("Adelphia") and Hyperion Telecommunications Inc. ("Hyperion"), Adelphia's Competitive Local Exchange Carrier ("CLEC') subsidiary, announced the Hyperion proposal to offer $200,000,000 aggregate principal amount of Senior Secured Notes due 2004 (the "Senior Secured Notes") in reliance on Rule 144a to Qualified Institutional Buyers. Hyperion also announced that it is soliciting consents from the holders of its 13% Senior Discount Notes due 2003 to amend certain covenants in the noteholders indenture to permit the offering.


Item 7.  Financial Statements and Exhibits

(c)      The following exhibits are filed as part of this report on Form 8-K:

Exhibit 99.01 - Adelphia Press Release issued August 14, 1997.
Exhibit 99.02 - Hyperion Press Release issued August 14, 1997.

                                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    August 26, 1997            HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.01              Adelphia Press Release issued August 14, 1997
Exhibit 99.02              Hyperion Press Release issued August 14, 1997